UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2025
Fortress Net Lease REIT
(Exact name of registrant as specified in its charter)

Maryland	000-56632	92-1937121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)
(212) 798-6100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

March 31, 2025 NAV Per Share

On April 15, 2025, the Company reported the NAV per share for each class of common shares of the Company as of March 31, 2025, which is set forth below:

NAV per Share
Class I	$10.1931
Class F-S	$10.1760
Class F-I	$10.2245
Class D-S	$10.3631
Class D-X(1)	$10.4440
Class E	$10.4357

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class I, Class F-S, Class F-D, Class F-I, Class D-S, Class D-X and Class E common shares, as well as the partnership interests (“OP Units”) of FNLR OP LP (the “Operating Partnership”), if any, held by parties other than the Company.

The following table provides a breakdown of the major components of our NAV as of March 31, 2025 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$1,352,910
Intangible assets	211,065
Cash and cash equivalents	3,188
Restricted cash	76,563
Other assets	82,981
Revolving credit facility and term loan	(627,091)
Subscriptions received in advance	(69,329)
Distribution payable	(5,569)
Due to affiliate	(3,987)
Other liabilities	(15,298)
Net Asset Value	$1,005,433
Number of outstanding shares/units	97,848

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of March 31, 2025 (amounts in thousands, except per share unit data):

	Monthly NAV	Number of outstanding shares/units	NAV per Share/Unit as of March 31, 2025
Class I	$19,766	1,939	$10.1931
Class F-S	67,126	6,597	$10.1760
Class F-D	—	—	—
Class F-I	523,717	51,222	$10.2245
Class D-S	381,659	36,829	$10.3631
Class D-X(1)	3,197	306	$10.4440
Class E	6,579	630	$10.4357
OP Units	3,389	325	$10.4432
Total	$1,005,433	97,848

The following table provides a breakdown of the major components of our NAV as of February 28, 2025 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$1,353,311
Intangible assets	193,445
Cash and cash equivalents	4,172
Restricted cash	52,095
Other assets	15,305
Revolving credit facility and term loan	(592,108)
Subscriptions received in advance	(45,645)
Distribution payable	(5,105)
Due to affiliate	(2,742)
Other liabilities	(15,249)
Net Asset Value	$957,479
Number of outstanding shares/units	93,184

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of February 28, 2025 (amounts in thousands, except per share/unit data):

	Monthly NAV	Number of outstanding shares/units	NAV per Share/Unit as of February 28, 2025
Class I	$8,095	793	$10.2038
Class F-S	54,920	5,396	$10.1772
Class F-D	—	—	—
Class F-I	501,343	49,038	$10.2237
Class D-S	376,612	36,373	$10.3542
Class D-X(1)	7,320	702	$10.4257
Class E	6,534	627	$10.4176
OP Units	2,655	255	$10.4249
Total	$957,479	93,184

(1) Class D-X represents Class D common shares that were purchased during the Initial Share Offering Period (as defined in the Company’s registration statement on Form 10 initially filed with the Securities and Exchange Commission on February 1, 2024 (as amended, the “Form 10”)) and that are currently entitled to a fee waiver, as described in the Form 10. Pursuant to the fee waiver: (i) the Adviser has waived the management fee for six months for certain investors measured from the later of (x) the day on which such investor first purchased any such shares and (y) if applicable, the day on which such shares were released from escrow (such later date in respect of any investor, the “Issuance Date”); and (ii) FNLR SLP LLC, the special limited partner of the Operating Partnership, has waived the performance participation for six months for certain investors measured from the applicable Issuance Date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 22, 2025

Fortress Net Lease REIT

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer